UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2015

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.
 (Name of registrant as specified in its charter)

Colorado	000-53853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave Suite1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including
Area code

Bourbon Brothers Holding Corporation
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of the Company's shareholders held on March 9, 2015, (the "Annual Meeting") the shareholders approved two amendments to the Company's Articles of Incorporation.  On March 9, 2015, the Company filed each of the amendments to its Articles of Incorporation with the Colorado Secretary of State, and each amendment was effective immediately.  The two amendments accomplished the following:

1.    Amendment No. 1 – Changed the name of the Company to "Southern Concepts Restaurant Group, Inc."

2.    Amendment No. 2 - Amended Section 1 of Article 2 of the Company's Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 shares to 120,000,000 shares.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of shareholders, five proposals were submitted to the shareholders for approval as set forth in the Company's definitive proxy statement.  Each of the proposals are described in detail in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on January 27, 2015.

At the Annual Meeting, the shareholders approved each of the five proposal.  The votes on the proposals were cast as follows:

Proposal No.1 - Election of Directors.  The shareholders elected James J. Fenlason, Robert L. Cohen, Brent B. Wood, Richard D. Steward, Mitchell R. Roth, and Jane Norton to serve on the Company's Board of Directors.  The votes were cast as follows:

Name	For	Withheld
James J. Fenlason	114,468,503	7,000
Robert L. Cohen	114,468,503	7,000
Brent B. Wood	114,468,503	7,000
Richard D. Steward	114,466,503	9,000
Mitchell R. Roth	114,283,076	192,427
Jane Norton	114,468,503	7,000

Proposal No. 2 - Approval of an Amendment to the Company's Articles of Incorporation to increase the Company's authorized capital.  For proposal two, the holders of Common Stock and the holders of Series A Preferred Stock voted as separate classes.  The votes on this proposal were cast as follows:

Class	For	Against	Abstain
Common Votes	26,075,765	334,074	366,854
Series A Preferred Votes	92,102,550	0	0

Proposal No. 3 – Approval of an increase in the number of shares authorized under the Company's 2012 Stock Option Plan. The votes on this proposal were cast as follows:

For	Against	Abstain
114,508,659	703,509	548,936

Proposal No. 4 – Approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Southern Concepts Restaurant Group, Inc."  The votes on this proposal were cast as follows:

For	Against	Abstain
118,612,413	264,830	2,000

Proposal No. 5 - Ratification and approval of GHP Horwath, P.C. as the Company's independent registered public accounting firm.  The votes on this proposal were cast as follows:

For	Against	Abstain
118,634,790	222,464	21,989

Item 7.01.    Regulation FD

At the Annual Meeting the Company made a presentation to attendees.  A copy of the presentation is available on the Company's website at http://www.southernconcepts.com/shareholder-meeting-presentation-3915/.

The information in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  This Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.  Any reference to the Company's internet address shall not be deemed to incorporate the information available at such internet address into this report.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits:

3.1      Amendment to the Articles of Incorporation of the Company as filed March 9, 2015.  Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of March 2015.
Southern Concepts Restaurant Group, Inc.

By:	/s/ Mitch Roth
Mitch Roth, President